Finance Receivables	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Financing Receivables	FINANCE RECEIVABLES

We manage finance receivables as “consumer” and “non-consumer” portfolios. The receivables are generally secured by the vehicles, inventory, or other property being financed.

Consumer Portfolio. Receivables in this portfolio include products offered to individuals and businesses that finance the acquisition of Ford and Lincoln vehicles from dealers for personal or commercial use. Retail financing includes retail installment contracts for new and used vehicles and finance leases with retail customers, government entities, daily rental companies, and fleet customers.

Non-Consumer Portfolio. Receivables in this portfolio include products offered to automotive dealers and receivables purchased from Ford and its affiliates. The products include:

•
Dealer financing – includes wholesale loans to dealers to finance the purchase of vehicle inventory, also known as floorplan financing, as well as loans to dealers to finance working capital and improvements to dealership facilities, to finance the purchase of dealership real estate, and to finance other dealer programs. Wholesale financing is approximately 95% of our dealer financing.

•
Other financing – includes purchased receivables from Ford and its affiliates, primarily related to the sale of parts and accessories to dealers and certain used vehicles from daily rental fleet companies. In addition, we provide financing to Ford for vehicles that Ford leases to its employees. These receivables are excluded from our credit quality reporting since the performance of this group of receivables is generally guaranteed by Ford.

Finance receivables are recorded at the time of origination or purchase at fair value and are subsequently reported at amortized cost, net of any allowance for credit losses.

Revenue from finance receivables is recognized using the interest method and includes the accretion of certain direct origination costs that are deferred and interest supplements received from Ford and affiliated companies. The unearned interest supplements on finance receivables are included in Total finance receivables, net on the balance sheet, and the earned interest supplements are included in Total financing revenue on the income statement.

We measure finance receivables at fair value for purposes of disclosure using internal valuation models. These models project future cash flows of financing contracts based on scheduled contract payments (including principal and interest). The projected cash flows are discounted to present value based on assumptions regarding credit losses, pre-payment speed, and applicable spreads to approximate current rates. Our assumptions regarding pre-payment speed and credit losses are based on historical performance. The fair value of finance receivables is categorized within Level 3 of the hierarchy.

NOTE 4. FINANCE RECEIVABLES (Continued)

On a nonrecurring basis, we also measure at fair value retail contracts greater than 120 days past due or deemed to be uncollectible, and individual dealer loans probable of foreclosure. We use the fair value of collateral, adjusted for estimated costs to sell, to determine the fair value of these receivables. The collateral for a retail financing or wholesale receivable is the vehicle financed, and for dealer loans is real estate or other property.

The fair value of collateral for retail financing receivables is calculated as the outstanding receivable balances multiplied by the average recovery value percentage. The fair value of collateral for wholesale receivables is based on the wholesale market value or liquidation value for new and used vehicles. The fair value of collateral for dealer loans is determined by reviewing various appraisals, which include total adjusted appraised value of land and improvements, alternate use appraised value, broker’s opinion of value, and purchase offers.

Notes and accounts receivable from affiliated companies are presented separately on the balance sheet. These receivables are based on intercompany relationships and the balances are settled regularly. We do not assess these receivables for potential credit losses, nor are they subjected to aging analysis, credit quality reviews, or other formal assessments. As a result, Notes and accounts receivable from affiliated companies are not subject to the following disclosures contained herein.

Finance Receivables Classification

Finance receivables are accounted for as held-for-investment (“HFI”) if we have the intent and ability to hold the receivables for the foreseeable future or until maturity or payoff. The determination of intent and ability to hold for the foreseeable future is highly judgmental and requires us to make good faith estimates based on all information available at the time of origination or purchase. If we do not have the intent and ability to hold the receivables, then the receivables are classified as held-for-sale (“HFS”).

Each quarter, we make a determination of whether it is probable that finance receivables originated or purchased during the quarter will be held for the foreseeable future based on historical receivables sale experience, internal forecasts and budgets, as well as other relevant, reliable information available through the date of evaluation. For purposes of this determination, probable means at least 70% likely and, consistent with our budgeting and forecasting period, we define foreseeable future to mean twelve months. We classify receivables on a receivable-by-receivable basis. Specific receivables included in off-balance sheet sale transactions are generally not identified until the month in which the sale occurs.

Held-for-Investment. Finance receivables classified as HFI are recorded at the time of origination or purchase at fair value and are subsequently reported at amortized cost, net of any allowance for credit losses. Cash flows from finance receivables that were originally classified as HFI are recorded as an investing activity.

Held-for-Sale. Finance receivables classified as HFS are carried at the lower of cost or fair value. Cash flows resulting from the origination or purchase and sale of HFS receivables are recorded as an operating activity. Once a decision has been made to sell receivables that were originally classified as HFI, the receivables are reclassified as HFS and carried at the lower of cost or fair value. The valuation adjustment, if applicable, is recorded in Other income, net to recognize the receivables at the lower of cost or fair value.

At December 31, 2019, we determined that it is probable that we will not hold certain retail financing and wholesale finance receivables for more than the following twelve months.  The value of the finance receivables considered HFS at December 31, 2019 was $1.5 billion. Included within this amount was $1.2 billion of Forso related finance receivables, whose operations have been classified as HFS.  See Note 1 for additional information.

NOTE 4. FINANCE RECEIVABLES (Continued)

Finance Receivables, Net

Total finance receivables, net at December 31 were as follows (in millions):

	2018	2019
Consumer
Retail installment contracts, gross	$70,999	$68,998
Finance leases, gross	8,748	8,566
Retail financing, gross	79,747	77,564
Unearned interest supplements from Ford and affiliated companies	(3,508)	(3,589)
Consumer finance receivables	76,239	73,975

Non-Consumer
Dealer financing (a)	40,996	38,910
Other financing (b)	2,168	1,945
Non-Consumer finance receivables	43,164	40,855
Total recorded investment (c)	$119,403	$114,830

Recorded investment in finance receivables	$119,403	$114,830
Allowance for credit losses	(589)	(513)
Finance receivables, net	$118,814	$114,317

Net finance receivables subject to fair value (d)	$110,388	$106,131
Fair value	109,794	106,260
__________

(a)
At December 31, 2018 and 2019, includes $6.0 billion and $4.1 billion, respectively, of receivables generated by divisions and affiliates of Ford in connection with vehicle inventories released from Ford and in transit to the destination dealers. Interest earned from Ford and affiliated companies associated with receivables from gate-released vehicles in transit to dealers for the years ended December 31, 2017, 2018 and 2019 was $166 million, $261 million, and $229 million, respectively. At December 31, 2018 and 2019, also includes $662 million and $844 million, respectively, of dealer financing receivables with entities (primarily dealers) that are reported as consolidated subsidiaries of Ford. For the years ended December 31, 2017, 2018, and 2019, the interest earned on receivables from consolidated subsidiaries of Ford to which we provide dealer financing was $7 million, $8 million, and $10 million, respectively. Consolidated subsidiaries of Ford include dealerships that are partially owned by Ford as consolidated VIEs and also certain overseas affiliates.

(b)
Represents other financing receivables with Ford and entities (primarily dealers) that are reported as consolidated subsidiaries of Ford, which includes amounts associated with purchased receivables and receivables associated with the financing of vehicles that Ford leases to employees. Interest earned from Ford and affiliated companies associated with these other financing receivables totaled $70 million, $84 million, and $96 million for the years ended December 31, 2017, 2018, and 2019, respectively.

(c)
Earned interest supplements on consumer and non-consumer receivables from Ford and affiliated companies totaled $2.0 billion, $2.4 billion, and $2.5 billion for the years ended December 31, 2017, 2018, and 2019, respectively. Cash received from interest supplements totaled $2.3 billion, $2.7 billion, and $2.6 billion for the years ended December 31, 2017, 2018, and 2019, respectively.

(d)
Net finance receivables subject to fair value exclude finance leases. Previously, certain consumer financing products in Europe were classified as retail installment contracts. We now classify these products as finance leases. Comparative information has been revised to reflect this change.

At December 31, 2018 and 2019, accrued interest was $264 million and $253 million, respectively, which we report in Other assets.

Included in the recorded investment in finance receivables at December 31, 2018 and 2019 were consumer receivables of $40.7 billion and $38.3 billion, respectively, and non-consumer receivables of $25.7 billion and $26.8 billion, respectively, that have been sold for legal purposes in securitization transactions but continue to be reported in our consolidated financial statements. The receivables are available only for payment of the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions; they are not available to pay the other obligations or the claims of Ford Credit’s other creditors. Ford Credit holds the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions (see Note 7 for additional information).

NOTE 4. FINANCE RECEIVABLES (Continued)

Finance Leases

Finance leases are comprised of sales-type and direct financing leases. These financings include primarily lease plans for terms of 24 to 60 months. In limited cases, a customer may extend the lease term. Early terminations of leases may also occur at the customer’s request subject to approval. We offer financing products in which the customer may be required to pay any shortfall, or may receive as payment any excess amount between the fair market value and the contractual vehicle value at the end of the term, which are classified as finance leases. In some markets, we finance a vehicle with a series of monthly payments followed by a single balloon payment or the option for the customer to return the vehicle to Ford Credit; these arrangements containing a purchase option are classified as finance leases.

The amounts contractually due on finance lease receivables at December 31 were as follows (in millions):

2019
2020	$1,911
2021	1,853
2022	1,418
2023	673
2024	83
2025	—
Total future cash payments	5,938
Less: Present value discount	(287)
Finance lease receivables	$5,651

The reconciliation from finance lease receivables to finance leases, gross and finance leases, net at December 31 is as follows (in millions):

2019
Finance lease receivables	$5,651
Unguaranteed residual assets	2,795
Initial direct costs	120
Finance leases, gross	8,566
Unearned interest supplements from Ford and affiliated companies	(363)
Allowance for credit losses	(17)
Finance leases, net	$8,186

Financing revenue from finance leases was $375 million and $380 million for the years ended December 31, 2018 and 2019, respectively, and is included in Retail financing.

NOTE 4. FINANCE RECEIVABLES (Continued)

Aging

For all finance receivables, we define “past due” as any payment, including principal and interest, that is at least 31 days past the contractual due date. The recorded investment of consumer receivables greater than 90 days past due and still accruing interest was $20 million at December 31, 2018. At December 31, 2019, there were no balances greater than 90 days past due for which we were still accruing interest.

The aging analysis of finance receivables balances at December 31 was as follows (in millions):

	2018	2019
Consumer
31-60 days past due	$859	$839
61-90 days past due	123	126
91-120 days past due	39	40
Greater than 120 days past due	39	35
Total past due	1,060	1,040
Current	75,179	72,935
Consumer finance receivables	76,239	73,975

Non-Consumer
Total past due	76	62
Current	43,088	40,793
Non-Consumer finance receivables	43,164	40,855
Total recorded investment	$119,403	$114,830

Credit Quality

Consumer Portfolio. When originating consumer receivables, we use a proprietary scoring system that measures credit quality using information in the credit application, proposed contract terms, credit bureau data, and other information.  After a proprietary risk score is generated, we decide whether to originate a contract using a decision process based on a judgmental evaluation of the applicant, the credit application, the proposed contract terms, credit bureau information (e.g., FICO score), proprietary risk score, and other information.  Our evaluation emphasizes the applicant’s ability to pay and creditworthiness focusing on payment, affordability, applicant credit history, and stability as key considerations.

After origination, we review the credit quality of retail financing based on customer payment activity. As each customer develops a payment history, we use an internally developed behavioral scoring model to assist in determining the best collection strategies, which allows us to focus collection activity on higher-risk accounts. These models are used to refine our risk-based staffing model to ensure collection resources are aligned with portfolio risk. Based on data from this scoring model, contracts are categorized by collection risk. Our collection models evaluate several factors, including origination characteristics, updated credit bureau data, and payment patterns.

NOTE 4. FINANCE RECEIVABLES (Continued)

Credit quality ratings for consumer receivables are based on our aging analysis. Consumer receivables credit quality ratings are as follows:

•	Pass – current to 60 days past due;

•	Special Mention – 61 to 120 days past due and in intensified collection status; and

•	Substandard – greater than 120 days past due and for which the uncollectible portion of the receivables has already been charged off, as measured using the fair value of collateral less costs to sell.

Non-Consumer Portfolio. We extend credit to dealers primarily in the form of lines of credit to purchase new Ford and Lincoln vehicles as well as used vehicles. Payment is required when the dealer has sold the vehicle. Each non-consumer lending request is evaluated by considering the borrower’s financial condition and the underlying collateral securing the loan. We use a proprietary model to assign each dealer a risk rating. This model uses historical dealer performance data to identify key factors about a dealer that we consider most significant in predicting a dealer’s ability to meet its financial obligations. We also consider numerous other financial and qualitative factors of the dealer’s operations, including capitalization and leverage, liquidity and cash flow, profitability, and credit history with ourselves and other creditors.

Dealers are assigned to one of four groups according to risk ratings as follows:

•	Group I – strong to superior financial metrics;

•	Group II – fair to favorable financial metrics;

•	Group III – marginal to weak financial metrics; and

•	Group IV – poor financial metrics, including dealers classified as uncollectible.

We generally suspend credit lines and extend no further funding to dealers classified in Group IV.

We regularly review our model to confirm the continued business significance and statistical predictability of the model and may make updates to improve the performance of the model. In addition, we regularly audit dealer inventory and dealer sales records to verify that the dealer is in possession of the financed vehicles and is promptly paying each receivable following the sale of the financed vehicle. The frequency of on-site vehicle inventory audits depends primarily on the dealer’s risk rating. Under our policies, on-site vehicle inventory audits of low-risk dealers are conducted only as circumstances warrant. On-site vehicle inventory audits of higher-risk dealers are conducted with increased frequency based primarily on the dealer’s risk rating, but also considering the results of our electronic monitoring of the dealer’s performance, including daily payment verifications and monthly analysis of the dealer’s financial statements, payoffs, aged inventory, over credit line and delinquency reports. We typically perform a credit review of each dealer annually and more frequently review certain dealers based on the dealer’s risk rating and total exposure. We adjust the dealer’s risk rating, if necessary.
NOTE 4. FINANCE RECEIVABLES (Continued)

The credit quality of dealer financing receivables is evaluated based on our internal dealer risk rating analysis. A dealer has the same risk rating for its entire dealer financing regardless of the type of financing.

The credit quality analysis of dealer financing receivables at December 31 was as follows (in millions):

	2018	2019
Dealer financing
Group I	$33,656	$31,206
Group II	5,635	5,407
Group III	1,576	2,108
Group IV	129	189
Total recorded investment	$40,996	$38,910

Impaired Receivables

Impaired consumer receivables include accounts that have been rewritten or modified in reorganization proceedings pursuant to the U.S. Bankruptcy Code that are considered to be Troubled Debt Restructurings (“TDRs”), as well as all accounts greater than 120 days past due. Impaired non-consumer receivables represent accounts with dealers that have weak or poor financial metrics or dealer financing that has been modified in TDRs. The recorded investment of consumer receivables that were impaired at December 31, 2018 and 2019 was $370 million and $322 million, or 0.5% and 0.4% of consumer receivables, respectively. The recorded investment of non-consumer receivables that were impaired at December 31, 2018 and 2019 was $129 million and $189 million, or 0.3% and 0.5% of non-consumer receivables, respectively. Impaired finance receivables are evaluated both collectively and specifically. See Note 6 for additional information related to the development of our allowance for credit losses.

The accrual of revenue is discontinued at the time a receivable is determined to be uncollectible or when it is 90 days past due. Accounts may be restored to accrual status only when a customer settles all past-due deficiency balances and future payments are reasonably assured. For receivables in non-accrual status, subsequent financing revenue is recognized only to the extent a payment is received. Payments are generally applied first to outstanding interest and then to the unpaid principal balance.

A restructuring of debt constitutes a TDR if we grant a concession to a debtor for economic or legal reasons related to the debtor’s financial difficulties that we otherwise would not consider. Consumer and non-consumer receivables that have a modified interest rate below market rate or that were modified in reorganization proceedings pursuant to the U.S. Bankruptcy Code, except non-consumer receivables that are current with minimal risk of loss, are considered to be TDRs. We do not grant concessions on the principal balance of our receivables. If a receivable is modified in a reorganization proceeding, all payment requirements of the reorganization plan need to be met before remaining balances are forgiven. Finance receivables involved in TDRs are specifically assessed for impairment.